UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 29, 2014

IMMUNOCELLULAR THERAPEUTICS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-35560	93-1301885
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

23622 Calabasas Road, Suite

300

Calabasas, California 91302

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 264-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Immunocellular Therapeutics, Ltd. announced that Helen S. Kim delivered her resignation from the Board of Directors today. Ms. Kim resigned due to a conflict of interest raised by a new position which she has accepted with another company. Ms. Kim had no disagreement with the Company relating to its operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2014	IMMUNOCELLULAR THERAPEUTICS, LTD.

	By:	/s/ Andrew Gengos
Andrew Gengos
President and Chief Executive Officer